NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO

                           [LOGO] [Graphic omitted]

                                                            November 29, 1999

To Our Shareholders:

     We present the Semi-Annual Report of the Pacific Basin Portfolio (the "Fund"), a series of Nomura Pacific Basin Fund, Inc. (the "Corporation"), for the six months ended September 30, 1999.

     The Net Asset Value per Share ("NAV") of the Fund's share classes as of September 30, 1999 were Class A $15.05, Class B $15.05, and Class Z $15.05.

     The NAV of the Fund's Class A and B shares increased by 8.4% and 8.4% for the period August 2, 1999 (commencement of the Class share offering) to September 30, 1999, respectively, based on the changes in share prices. The NAV of the Fund's Class Z shares increased by 14.6% and 29.4% during the quarter and six-months ended September 30, 1999, respectively, based on the changes in share prices. The total net assets of the Fund aggregated $17,015,218 and the total number of shares outstanding was 1,130,657 on September 30, 1999.

     The average annual return of the Fund's Class Z shares for the one-year, five-year and ten-year periods ended September 30, 1999 and since inception (July 8, 1985) were 79.8%, 0.7%, 3.1%, and 12.5%, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. (Please refer to the Fund High lights for additional performance data.)

     The United States dollar-based returns of the Pacific Basin, as measured by the Morgan Stanley Capital International Index ("MSCI") (an unmanaged index), for the three months and six months ended September 30, 1999 were 11.5% and 25.5%, respectively. The Fund's Class Z shares outperformed the MSCI Index by 3.1 % in the quarter ended September 30, 1999. The Fund outperformed in all countries except for Malaysia. The outperformance was most notable in Japan, which generated a significant positive contribution. Stock selection in the Export/High-Technology and Financial sectors proved to be especially successful. Semiconductor related stocks benefited from a recovery in the industry cycle, which was reflected in a sharp increase in Dynamic Random Access Memory prices. Meanwhile, banking shares surged following the announcement of a merger between three large city banks.

     The Fund outperformed the MSCI Index by 3.9% for the six months ended September 30, 1999, due to effective stock selection and sector allocation, with the Japanese equity portfolio providing considerable added return. The Fund continued to focus on the Export/High Technology and Telecommunications sectors. Companies that possess some unique competitive advantage consistently outperformed the market despite the sharp appreciation of the Japanese yen (the "Yen"), which could undermine export profitability. Telecommunications stocks reflected robust growth spurred by the increasing use of mobile phones and data communications.

     The foreign exchange rate of the Yen at September 30, 1999 was 106.78 Yen to one U.S. dollar. The Yen appreciated by 13.3% and by 10.9% against the U.S. dollar for the quarter and six months ended September 30, 1999, respectively.

     The NAV of the Fund's share classes as of November 24, 1999 were Class A shares $16.21, Class B shares $16.20, and Class Z shares $16.21.

The Portfolio

     Despite an increase in the Fund's exposure to Japan, it remains underweight. Although a recovery in the Japanese economy has become apparent, requiring a re-assessment of the state of the economy, the Fund has reservations concerning the sustainability of the recovery and the negative impact of the appreciating Yen.

     While positions in non-Japan markets in the region were reduced, the Fund remained overweight in Australia and Singapore but underweight in Hong Kong. Australia continued to be a favored market, as its economy remains buoyant with little sign of inflation. With surging exports of electronics products and a bottoming out of the local property market, Singapore is leading the economic recovery in Southeast Asia. Meanwhile, the Hong Kong economy is still struggling under persistent deflationary pressure and high real interest rates. Approximately 5.0% of the Fund's net assets were hedged back to the U.S. dollar, at September 30, 1999.

The Stock Market

     Pacific Basin stock markets experienced a period of consolidation in the quarter ended September 30, 1999, with MSCI Pacific Basin (excluding Japan) declining by 4.9%, following the 17.3% gain in the second quarter. Meanwhile, the Tokyo stock market continued to demonstrate its resilience, with the MSCI Japan index increasing 15.9% during the third quarter, while the Yen's 13.3% appreciation against the U.S. dollar significantly enhanced the return in U.S. dollar terms.

     Consolidation in the Southeast Asian stock markets over the last quarter can be attributed to three principal factors. First, interest rates in the region tended to increase, mirroring the increase in interest rates in the U.S. and the firmer domestic demand in the region. Second, political and other developments have damaged investor confidence, and could have serious and prolonged consequences for future economic, political and social developments in the region. The most serious political issues included the intensified China-Taiwan tensions, instigated by remarks from Taiwan's President Lee; the Bank Bali scandal; and the turmoil in East Timor, which led to a destablization of the Indonesian political situation ahead of the scheduled presidential election in November. Meanwhile, economic factors are also weighing on the region's prospects, including the crucial, yet prolonged and painful process of restructuring the failing Daewoo Group in Korea, the enormous difficulties in Thailand over its bank and corporate recapitalization efforts; and the other effects of the devastating earthquake in Taiwan. Given such a combination of events, the apparent nervousness of investors is of little surprise.

     One notable aspect of the quarter has been the Tokyo stock market's relative immunity to the troubles of the region. Tokyo has remained on a firm note as foreigners continue to purchase Japanese stocks, encouraged by increasing signs that the economy has embarked on a recovery track. Sentiment benefited from the second quarter gross domestic product ("GDP") figure, which registered an annualized growth rate of 0.9%, far in excess of expectations. This helped the Yen to appreciate markedly against the U.S. dollar during the third quarter, which in turn raised fears that it might undermine the nascent economic recovery, placing significant pressure on the government the Central Bank.

     Despite the upheavals noted above, improvements in economic fundamentals across the region were in place throughout the third quarter. In fact, the second quarter GDP announcements revealed that most Southeast Asian countries had entered a firm recovery trend, although some divergence in economic growth rates could be observed, i.e. Korea, 9.8%, Singapore 6.7%, Thailand 3.5%, Malaysia 4.1 %, Hong Kong 0.5%. Meanwhile, inflation rates remained subdued and trade and current account balances have in general been improving.

The Investment Outlook Strategy

Japan

     After the Nikkei Average Index (a price weighted index of 225 leading stocks on the Tokyo Stock Exchange) reached a twenty-two month closing high of 18,532 on July 19, 1999, the Japanese market entered a retrenchment phase lasting until late September. However, a late recovery helped the Japanese stock market to record a gain of 6.4% for the quarter ended September 30, 1999.

     Liquidity has become more broad-based, as private and foreign investors were joined by domestic investment trusts, which became net buyers of Japanese equities for the first time in nine years, based on year-to-date figures.

     Outperforming sectors included Financials, as the city banks outperformed significantly on expectations that industry consolidation would continue. Information and Telecommunication related stocks also outperformed. The Consumption sector performed well, helped by an upsurge in the shares of Seven Eleven. Economically sensitive sectors, such as Resources and Iron/Heavy engineering, continued to underperform the Japanese stock market, possibly indicating that investors remain cautious about the strength of the economic recovery.

     The Fund is cautiously optimistic both on the prospects for the Japanese economy and the stock market and expects the Nikkei Average Index to trade between 16,000 and 19,500 over the next quarter. The Japanese stock market appears to have largely discounted the positive surprise caused by the stronger than expected macroeconomic figures this year with a second quarter GDP growth rate of 0.9%. Given the present circumstances, for the Nikkei Average Index to make a sustainable break through the 19,500 level, the Japanese stock market would need firm evidence that corporate earnings can continue to recover in the fiscal year ended 2000 with the support of corporate restructuring and government policy. Although this scenario is highly plausible, the Fund should not overlook the near-term potential risk factors, such as a sharp correction on the New York Stock Exchange and a dramatic appreciation of the Yen against the U.S. dollar.

Australia

     The Australian stock market declined 3.0% during the quarter. The Resource sector outperformed the Industrial sector by 12.6 percentage points in the quarter, underpinned by a strong rally in the price of gold. Gold rallied strongly following the decision by the European Central Bank to limit sales and stop any further lending of gold (this will limit gold producing companies' ability to sell forward).

     Ten-year bonds ended September at the 6.30% level, with the spread against U.S. Treasuries marginally improved to 35 basis points. The Australian dollar declined by $0.02 over the quarter to $0.65 in response to the stronger Yen and the current account deficit growing to 6.2% of GDP. The U.S. dollar rallied from its low of $0.63 late in the quarter as commodity prices improved (in particular gold).

     The Australian economy continues to perform strongly and there is a risk that the Reserve Bank of Australia ("RBA") will increase interest rates. The RBA is becoming concerned that the introduction of a Goods and Service Tax will lead to higher inflation. Wages and inflation seem to be well contained and these are the principal arguments against an imminent interest rate increase.

     Earnings momentum is positive and the Government's adoption of the Ralph Report's recommendation to lower corporate taxes appears to help buoy corporate sentiment. The stock market's weakness is due to its interest rate sensitivity, and as long as the Federal Reserve feels the need to tighten monetary policy, it is hard to see the market outperforming.

Hong Kong

     External factors, including the stalling Chinese economy, fears of a Renminbi devaluation, and upward pressure on U.S. interest rates, have over-shadowed the stock market, despite the Hong Kong economy's early signs of modest recovery. Increasing interbank interest rates, from 5.875% to 6.375% in one month, have dampened property stocks. Meanwhile, small to medium capitalization stocks, especially technology and internet related companies, have outperformed others.

     Economic fundamentals continue to recover, as demonstrated by 0.5% GDP growth in the quarter ended June 30 1999, with improvements in retail sales volume and firm exports. However, most of the recovery is attributed to such external factors as increased tourist arrivals and rising Chinese exports. Domestic demand, especially domestic investment, is likely to remain weak. This delay in domestic demand recovery is partly attributed to the Hong Kong's reluctance to restructure its economy. With continued deflationary pressure, represented by the 6.1 % decline in the Consumer Price Index and consequent high real interest rates of 12%, consumer sentiment regarding property prices is rapidly deteriorating, as indicated by the sharp decline in property transactions.

     The stock market is expected to remain in the doldrums, with the expected launch of index-linked unit trusts by the government, which intends to dispose of part of its equity holdings, and the reduction in Hong Kong's weighting in some of the MSCI regional indices and a possible interest rate increase in the U.S. Earnings growth will offer little support to the market given the continuous down ward revisions.

Malaysia

     Malaysian equities were volatile during the third quarter, declining 16.7%. Favorable economic figures, news of reinstatement in the MSCI emerging market indices next February, and the replacement of the existing two-tier exit levy with a flat 10% capital gains tax on stock market investment, all boosted market sentiment. However, political concerns, due to the increase in anti-government protests in Kuala Lumpur, overshadowed this positive news. The forced merger of 58 financial institutions into six core banking groups by the first quarter of next year also dampened sentiment as the selection process for the six core banks was not considered to be fair and transparent.

     Malaysia's economy appears to have bottomed out. After five consecutive quarters of year-over-year ("y-o-y") contractions, real GDP grew by 4.1 % y-o-y (8.2% quarter-over-quarter) in the second quarter of 1999, led by strong growth in both the Manufacturing and Agriculture sectors. Private consumption has also reversed its downtrend, growing by 3% y-o-y in the second quarter after declining by 4.1 % y-o-y in the first quarter.

     Portfolio capital outflow, after the relaxation of capital controls on September 1, 1999, was slower than expected. For the first two weeks of September, less than $800 million in assets were removed from Malaysia.

     Concerns of Year 2000 and the potential political instability may continue to dampen market sentiment in the coming quarter. However, with the economic recovery clearly in place and impediments to investing in the Malaysian stock market being removed gradually over time, downside risk has been reduced.

New Zealand

     The New Zealand stock market declined by 5.3% during the quarter ended September 30, 1999. During the quarter Telecommunications Corp. of New Zealand, Carter Holt Harvey and Fletcher Group all declined. Telecommunications Corp. of New Zealand's bid for AAPT Ltd. heightened concern over its strategy. Also impacting sentiment are fears of rising regulatory risk should Labor Party win the election or a minority party hold the balance of power. The Fletcher Group also suffered as its proposed paper group merger met with shareholder resistance. Share issues from Tower, Westpac Banking Corp. and Australia and New Zealand Banking Group, Ltd. also put pressure on the market.

     The ten-year bond rate increased, ending the quarter at 6.95%. While the Reserve Bank of New Zealand adopted a tightening bias in its quarterly statement, lower than expected June quarter economic growth (-0.3%) dampened expectations of an interest rate increase. Consensus growth estimates have been reduced. Weakness in economic activity was highlighted by the downtrend in business confidence. The measure fell again during September, for the seventh consecutive month. A precarious external trade position and election uncertainty (called for November 27th) ensured little improvement to the risk premium, with the New Zealand dollar closing the quarter at $0.52 (from $0.53 in June).

     There has been little appetite for New Zealand stocks. The stock market appears overvalued, compounded by continuing earnings uncertainty with a weaker consensus growth forecasts. The prospect of tighter industry regulation is real, especially if either major political party has to rely on minority party support. While one positive aspect from the weaker GDP number is a likely benign interest rate environment, the New Zealand bond market will remain captive to the U.S. interest rate cycle.

Singapore

     The Straits Times Index declined by 6.7%, with the index ranging between 1,940 and 2,200 during the quarter ended September 30, 1999. Positive factors are underpinning the economic recovery, including rising consumer confidence, signs of regional recovery, improved corporate interim results, and faster economic and corporate restructuring; but these failed to stir much excitement, as they had been anticipated in the second quarter. These factors caused the government to revise its GDP forecast higher for the year to 4 to 5% from 1 to 2% previously. Partial restoration of Central Provident Fund reductions are expected next year.

     The currency strengthened in early August against the U.S. dollar helped by the Yen appreciation and sustained strength in domestic exports, but later gave up most gains to end flat at 1.70 to one U.S. dollar.

     The pace of the property market slowed ahead of the government's announcement of an in creased land sale program of 7,000 to 9,000 units. While the number is not especially daunting, the government's intention to moderate prices through micro-management is a long-term issue. Property stocks therefore had to contend with rising inter bank rates as well as supply. Nonetheless, developers continued to bid rather aggressively for prime freehold segments, which are less subject to affordability issues.

     The recovery has broadened as exports and domestic indicators reveal increasing strength. Economic liberalization and corporate restructuring are positive but require time for benefits to filter through. The stock market should range between 1900 and 2200 until a new catalyst emerges.

Investment Strategy

     Given these prospects, the Fund intends to adopt the following country allocation strategy to ward the end of 1999:

     1) The Fund will reduce the overweight position in Australian equities as the positive elements have been increasingly factored into stock prices.

     2) The exposure to Singapore will be increased as part of the strategy to exploit the future rebound in the Association of Southeast Asian Nations ("ASEAN") markets, coupled with valuation considerations.

     3) Japan's exposure will be kept underweight.

     4) The cash position will be minimized, as the basic economic trend in the region points to a continuous improvement in fundamentals despite the near term turbulence.

     The sector strategy in the Japanese equity portfolio is expected to be as follows:

     1) The Fund will increase its exposure to the Financial sector. The consolidation in the banking industry is likely to continue, and one should not underestimate the potential improvements that can be derived from industry consolidation and restructuring.

     2) The Fund will reduce its positions in the Pharmaceutical/Information Services sector due to the sector's consistent outperformance and the demanding valuations that have resulted.

     3) Despite the recent appreciation of the Yen, the Fund will maintain its exposure to the Export High/Technology sector. The Fund sees more stock selection opportunities in this sector and to date we have been very successful in this respect. The Fund is still overweight in this sector by 4 percentage points over the benchmark, but this degree of overexposure represents a historical low.

     We appreciate your continuing support of your Fund.

                             Sincerely,

                             Nobuo Katayama

                             President

     Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their Computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.

                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.

 PACIFIC BASIN PORTFOLIO
 FUND HIGHLIGHTS -SEPTEMBER 30,1999

 (Unaudited)

 KEY STATISTICS

 Net Assets .............................................................................$17,015,218
 Net Asset Value per Share Class A ...........................................................$15.05
 Class B .....................................................................................$15.05
 Class Z .....................................................................................$15.05

PERFORMANCE COMPARISON CHART AND TABLE

    Average Annual Total Return:*                        Class A            Class B         Class Z
    Year Ended 9/30/99 ......................................N/A                N/A           79.8%
    Five Years Ended 9/30/99 ................................N/A                N/A            0.7%
    Ten Years Ended 9/30/99 .................................N/A                N/A            3.1%
    Since Inception (7/8/85 to 9/30/99) .....................N/A                N/A           12.5%
    Cumulative Total Return:*

    Five Years Ended 9/30/99 ................................N/A                N/A            3.4%
    Ten Years Ended 9/30/99 .................................N/A                N/A           36.3%
    Since Inception (7/8/85 to 9/30/99) .....................N/A                N/A          447.5%



*Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes 'n currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

GEOGRAPHICAL ALLOCATION:

                                                                            % of Net Assets
                                                                 ----------------------------------------
                                                                                 Cash and                           % of
                                                                 Equities    Cash Equivalents       Total    MSCI Index+
                                                                 --------    ----------------       -----    -------------
        Japan ................................................. 71.7             -               71.7             82.7
        Australia ............................................. 11.7            1.5              13.2              7.5
        Hong Kong .............................................  4.6             -                4.6              6.4
        Malaysia ..............................................  2.2            0.9               3.1                -
        New Zealand ...........................................  0.4             -                0.4              0.5
        Singapore .............................................  4.6            0.7               5.3              2.9
        United States .........................................    -            5.6               5.6                -
                                                                ----            ---             -----            -----
        Total Investments ..................................... 95.2            8.7             103.9            100.0
        Liabilities in excess of Other Assets, Net ............ ====            ===             (3.9)                -
                                                                                                -----            -----
        Total .................................................                                 100.0            100.0
                                                                                                =====            =====
+ Source: Morgan Stanley Capital International Index (an unmanaged index).





                                                 PACIFIC BASIN PORTFOLIO
                                              FUND HIGHLIGHTS -(Continued)
                                                      SEPTEMBER 30,1999
                                                      (Unaudited)

INDUSTRY DIVERSIFICATION

                                                      % of                              % of
                                                   Net Assets                         Net Assets
                                                   ----------                         ----------

Japanese Securities                                Hong Kong Securities
    Banking and Insurance ..............9.1           Conglomerate ......................1.3
    Electrical Machinery ...............8.1           Real Estate .......................1.2
    Electrical and Electronics .........7.9           Banking ...........................0.6
    Consumer Electronics and Parts .....6.0           Utilities .........................0.6
    Telecommunications .................5.5           Telecommunications ................0.5
    Chemicals and Pharmaceuticals ......4.8           Electrical and Electronics ........0.4
    Retail .............................3.5        Malaysian Securities
    Motor Vehicles .....................3.3           Conglomerate ......................0.7
    Miscellaneous Manufacturing ........3.3           Utilities .........................0.5
    Construction .......................2.6           Banking ...........................0.4
    Wholesale ..........................2.6           Construction ..................... 0.3
    Services ...........................2.5           Telecommunications ................0.2
    Information and Software ...........2.2           Gaming ............................0.1
    Iron and Steel .....................2.0        New Zealand Securities
    Food and Beverage ..................1.9           Telecommunications ................0.2
    Textiles and Apparel ...............1.4           Forest Products and Paper .........0.2
    Commerce ...........................1.3        Singapore Securities
    Financials .........................1.0           Banking ...........................1.8
    Non-Ferrous Metals .................0.9           Airlines ..........................0.7
    Precision Machinery ................0.9           Real Estate .......................0.6
    Shipbuilding .......................0.6           Conglomerate ......................0.5
    Real Estate ........................0.3           Telecommunications ................0.4
 Australian Securities                                Miscellaneous Manufacturing .......0.3
    Non-Ferrous Metals .................2.3           Publishing and Printing ...........0.3
    Banking ............................1.9
    Financials .........................1.5
    Telecommunications .................1.5
    Miscellaneous Manufacturing ........1.4
    Publishing and Printing ............1.0
    Oil and Gas ........................0.9
    Transportation .....................0.7
    Retail .............................0.5

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                      Market         % of
Security                                                              Value      Net Assets
--------                                                              ------     ----------

 Advantest Corp . ...................................................$490,354           2.9
 Fujitsu, Ltd ........................................................466,379           2.8
 Nippon Telegraph and Telephone Corp .................................466,192           2.7
 Tokyo Electron, Ltd. ................................................415,808           2.4
 Fuji Soft ABC, Inc . ................................................382,235           2.2
 The Dai-ichi Kangyo Bank, Ltd. ......................................360,667           2.1
 Toyota Motor Corp . .................................................349,223           2.1
 Sony Corp . .........................................................342,695           2.0
 Taiyo Yuden Co., Ltd ................................................329,650           1.9
 NTT Mobile Communication Network, Inc ...............................294,999           1.7





                                                           PACIFIC BASIN PORTFOLIO
                                                           SCHEDULE OF INVESTMENTS
                                                              SEPTEMBER 30,1999
                                                                 (Unaudited)

                                                                                                          % of
                                                                                            Market          Net
                                                       Shares              Cost             Value        Assets
                                                       ------              ----             ------       -------
 JAPANESE EQUITY SECURITIES
 Banking and Insurance

 The Bank of Tokyo-Mitsubishi, Ltd ....................17,450           $ 234,936            267,192       1.6
   Commercial bank
 The Dai-ichi Kangyo Bank, Ltd ........................29,000             219,481            360,667       2.1
   City bank
 The Industrial Bank of Japan, Ltd ....................19,000             155,332            232,918       1.4
   Long term credit bank
 The Mitsubishi Trust and Banking Corp . ..............11,000             142,858            133,920       0.8
   Commercial bank
 The Sanwa Bank, Ltd . ................................22,000             208,551            293,594       1.7
   City bank
 The Suruga Bank, Ltd .................................15,000             108,147            161,126       0.9
   Commercial bank
 The Tokio Marine & Fire Insurance Co., Ltd . ..........8,000             102,904             94,400       0.6
                                                                        ---------          ---------      ----
   Non-life insurance
 Total Banking and Insurance .............................              1,172,209          1,543,817       9.1
                                                                        ---------          ---------      ----
 Chemicals and Pharmaceuticals
 Fuji Photo Film Co., Ltd . ............................1,000              37,650             34,182       0.2
   Photo film
 Hitachi Chemical Co., Ltd .............................5,000              59,389             85,222       0.5
   Synthetic resins
 Mitsui Chemicals, Inc . ..............................20,000             114,764            178,498       1.1
 Chemicals
 Sankyo Co., Ltd . .....................................4,000              94,722            119,873       0.7
   Pharmaceuticals
 Shin-Etsu Chemical Co., Ltd . .........................3,000              60,400            124,742       0.7
   Synthetic resins
 Takeda Chemical Industries, Ltd .......................5,000             159,843            269,245       1.6
                                                                        ---------          ---------      ----
   Pharmaceuticals
 Total Chemicals and Pharmaceuticals .....................                526,768            811,762       4.8
                                                                        ---------          ---------      ----
 Commerce
 Ito-Yokado Co., Ltd . .................................2,000             115,988            164,825       1.0
   Supermarkets
 Mitsui & Co., Ltd .....................................8,000              65,010             60,386       0.3
                                                                        ---------          ---------      ----
 General trader
 Total Commerce ..........................................                180,998            225,211       1.3
                                                                        ---------          ---------      ----
 Construction
 Toda Corp ............................................41,000             198,579            226,541       1.3
   General contractor
 Tostem Corp ...........................................9,000             199,106            209,871       1.3
                                                                        ---------          ---------      ----
   Aluminum housing materials
 Total Construction ......................................                397,685            436,412       2.6
                                                                        ---------          ---------      ----
 Consumer Electronics and Parts
 Futaba Corporation ....................................2,200             106,727            115,377       0.7
   Vacuum fluorescent flat panel displays

                                                  See notes to financial statements




                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS- (Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)

                                                                                                          % of
                                                                                           Market          Net
                                                       Shares              Cost             Value        Asset
                                                       ------              ----            ------        -----
 Sony Corp .............................................2,300          $ 160,575          $ 342,695        2.0
   Consumer electronics
 Taiyo Yuden Co., Ltd .................................10,000            106,691            329,650        1.9
   Ceramic capacitors
 TDK Corporation .......................................2,000            102,747            230,943        1.4
                                                                       ---------          ---------       ----
   Magnetic tapes
 Total Consumer Electronics and Parts .......................            476,740          1,018,665        6.0
                                                                       ---------          ---------       ----
 Electrical and Electronics
 Advantest Corp ........................................3,400            256,698            490,354        2.9
   Semiconductor testing equipment
 Matsushita Electric Industrial Co., Ltd . ............11,000            210,791            233,330        1.4
   Videos, home systems, and industrial equipment
 Rohm Company ..........................................1,000             64,689            208,372        1.2
   Custom integrated circuits
 Tokyo Electron, Ltd ...................................4,800            214,476            415,808        2.4
                                                                       ---------          ---------       ----
   Electric wires and cables
 Total Electrical and Electronics ...........................            746,654          1,347,864        7.9
                                                                       ---------          ---------       ----

 Electrical Machinery
 Fujitsu Ltd ..........................................15,000            226,349            466,379        2.8
   Computers
 Minebea Co., Ltd . ...................................18,000            186,797            228,414        1.3
   Miniature bearings
 Mitsubishi Electric Corp . ...........................42,000            214,134            239,146        1.4
   Defense electronics
 NEC Corporation ......................................14,000            134,015            281,232        1.7
 Computers, telecommunications devices, electric
   appliances and circuit boards
 Sanken Electric Co., Ltd .............................20,000            121,037            156,022        0.9
                                                                       ---------          ---------       ----
   Semiconductor devices
 Total Electrical Machinery .................................            882,332          1,371,193        8.1
                                                                       ---------          ---------       ----
 Financials
 Shinki Co., Ltd . .....................................3,800            123,828            165,125        1.0
                                                                       ---------          ---------       ----
   Consumer financing services

 Food and Beverage
 Fuji Oil Co., Ltd ....................................14,000             87,305            125,211        0.7
   Palm oil and coconut oil
 Kikkoman Corp ........................................10,000             53,651             84,285        0.5
 Soy sauce
 Meiji Seika Kaisha, Ltd . ............................15,000             61,318            114,347        0.7
                                                                       ---------          ---------       ----
   Confectionery products
 Total Food and Beverage ....................................            202,274            323,843        1.9
                                                                       ---------          ---------       ----
 Information and Software
 Fuji Soft ABC Inc . ...................................4,500            184,088            382,235        2.2
                                                                       ---------          ---------       ----
   Computer systems development

                                                  See notes to financial statements





                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS -(Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)
                                                                                                          % of
                                                                                           Market          Net
                                                       Shares              Cost             Value        Asset
                                                       ------              ----            ------        -----
 Iron and Steel

 Nippon Steel Corp . ..................................75,000          $ 140,822          $ 202,987       1.2
 Steelmaker
 Yodogawa Steel Works, Ltd . ..........................30,000            123,161            139,071       0.8
                                                                       ---------          ---------      ----
 Surface-treated steel sheets
 Total Iron and Steel ....................................               263,983            342,058       2.0
                                                                       ---------          ---------      ----
 Miscellaneous Manufacturing
 Nippon Paper Industries Co., Ltd .....................34,000            177,177            239,446       1.4
   Paper products
 Sanwa Shutter Corp ...................................19,000            101,612            100,534       0.6
   Heavy and lightweight shutters
 Shiseido Co., Ltd . ...................................6,000             67,839             89,343       0.5
   Cosmetic and toiletry products
 SMC Corporation .......................................1,000             79,181            140,475       0.8
   Pneumatic equipment
                                                                       ---------          ---------      ----
 Total Miscellaneous Manufacturing .......................               425,809            569,798       3.3

Motor Vehicles
                                                                       ---------          ---------      ----
 Honda Motor Co., Ltd ..................................5,000            147,739            208,841       1.2
 Motorcycles, automobiles, and power products
 Toyota Motor Corp . ..................................11,000            309,973            349,223       2.1
                                                                       ---------          ---------      ----
   Automobiles
 Total Motor Vehicles ....................................               457,712            558,064       3.3
                                                                       ---------          ---------      ----
 Non-Ferrous Metals
 Sumitomo Metal Mining Co., Ltd . .....................32,000            163,399            157,932       0.9
                                                                       ---------          ---------      ----
   Copper, gold, and nickel mining

Precision Machinery
 Amada Co., Ltd .......................................23,000            117,822            160,039       0.9
                                                                       ---------          ---------      ----
   Metal cutting, forming and pressing

 Real Estate
 Mitsubishi Estate Co., Ltd . ..........................5,000             51,546             50,618       0.3
                                                                       ---------          ---------      ----
   Real estate development

 Retail
 Aoyama Trading Co., Ltd . .............................5,400            184,291            182,057       1.1
   Men's chain store
 Circle K Japan Co., Ltd . .............................3,940            122,062            167,149       1.0
   Convenience stores
 Marui Co., Ltd .......................................13,000            212,565            242,030       1.4
                                                                       ---------          ---------      ----
   Department store
 Total Retail ............................................               518,918            591,236       3.5
                                                                       ---------          ---------      ----
 Services
 Dai Nippon Printing Co., Ltd .........................11,000            174,948            203,868       1.2
   Commercial and industrial printing
 Namco, Ltd ............................................5,600            214,423            220,266       1.3
                                                                       ---------          ---------      ----
   Commercial-used game equipment maker
 Total Services ..........................................               389,371            424,134       2.5
                                                                       ---------          ---------      ----

                                                  See notes to financial statements





                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS -(Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)


                                                                                                          % of
                                                                                           Market          Net
                                                       Shares              Cost             Value        Asset
                                                       ------              ----            ------        -----
 Shipbuilding

 Mitsubishi Heavy Industries, Ltd . ...................28,000          $ 147,745          $ 107,511      0.6
                                                                       ---------          ---------      ----
   Shipbuilding and heavy machinery

 Telecommunications
 DDI Corporation ..........................................24            127,562            179,809      1.1
 Long distance telephone and mobile
   communications
 Nippon Telegraph and Telephone Corp . ....................38            353,038            466,192      2.7
   Telecommunications
 NTT Mobile Communication Network, Inc . ..................15            107,952            294,999      1.7
                                                                       ---------          ---------      ----
   Mobile telephone network operator
 Total Telecommunications ...................................            588,552            941,000      5.5
                                                                       ---------          ---------      ----
Textiles and Apparel
 Naigai Clothes Co., Ltd . ............................11,000             62,564             76,232      0.5
   Clothing
 Toray Industries Inc .................................31,000            161,803            159,674      0.9
   Synthetic fibers
                                                                       ---------          ---------      ----
 Total Textiles and Apparel .................................            224,367            235,906      1.4
                                                                       ---------          ---------      ----
 Wholesale

 ArcLand Sakamoto Co., Ltd ............................12,000             64,160            216,895      1.3
   Home appliances
 Hakuto Co., Ltd........................................8,505            138,208            227,002      1.3
                                                                       ---------          ---------      ----
   Electric parts
 Total Wholesale ............................................            202,368            443,897      2.6
                                                                       ---------          ---------      ----
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES                        8,445,168         12,208,320     71.7
                                                                       ---------          ---------      ----

AUSTRALIAN EQUITY SECURITIES

 Banking

 National Australia Bank, Ltd .........................13,223            172,481            193,609      1.1
   Commercial bank
 Westpac Banking Corp., Ltd . .........................21,000            139,763            129,579      0.8
                                                                       ---------          ---------      ----
   Commercial bank
 Total Banking ..............................................            312,244            323,188      1.9
                                                                       ---------          ---------      ----

 Financials
 AMP, Ltd . ...........................................10,000            110,688             93,160      0.5
   Insurance and financial services
 Colonial, Ltd . ......................................20,000             58,565             72,586      0.4
   Financial services
 Lend Lease Corp . .....................................7,866             71,584             96,021      0.6
                                                                       ---------          ---------      ----
   Insurance and financial services
 Total Financials ...........................................            240,837            261,767      1.5
                                                                       ---------          ---------      ----
 Miscellaneous Manufacturing
 Smorgon Steel Group, Ltd . ...........................60,000             90,412             91,059      0.5
   Galvanized wire, reinforced steel,
   and steel welded mesh

                                                  See notes to financial statements








                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS- (Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)


                                                                                                          % of
                                                                                           Market          Net
                                                       Shares              Cost             Value        Asset
                                                       ------              ----            ------        -----
 Tabcorp Holdings, Ltd . ..............................22,000          $ 123,480           149,34          0.9
                                                                       ---------           ------        -----
   Computer software components and games
 Total Miscellanous Manufacturing ...........................            213,892           240,408         1.4
                                                                       ---------          ---------      ----
 Non-Ferrous Metals
 The Broken Hill Proprietary Co., Ltd .................21,215            272,738           244,419         1.4
   Minerals exploration and production
 Western Mining Corp. Holdings, Ltd . .................27,941            155,746           142,260         0.9
                                                                       ---------          ---------      ----
   Mineral and petroleum products
 Total Non-Ferrous Metals ...................................            428,484           386,679         2.3
                                                                       ---------          ---------      ----
 Oil and Gas
 Australian Gas & Light Co., Ltd . ....................25,329            148,757           149,794         0.9
   Distribution of natural gas and oil
                                                                       ---------          ---------      ----
 Publishing and Printing
 News Corporation, Ltd ................................25,000            184,438           175,459         1.0
   International media
                                                                       ---------          ---------      ----
 Retail
 Coles Myer, Ltd ......................................15,209             76,794           79,501          0.5
                                                                       ---------          ---------      ----
   Operates diversified retail stores

 Telecommunications
 Telstra Corporation, Ltd . ...........................49,000            195,945           254,023         1.5
                                                                       ---------          ---------      ----
   Domestic and international telecommunications

 Transportation
 Brambles Industries, Ltd ..............................4,000             70,412           115,850         0.7
                                                                       ---------          ---------      ----
   Railroad car rentals
TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES                      1,871,803         1,986,669       11.7
                                                                       ---------          ---------      ----
 HONG KONG EQUITY SECURITIES

 Banking
 Hong Kong & Shanghai Banking Corp .....................9,400             42,783           107,397         0.6
                                                                       ---------          ---------      ----
   International bank

 Conglomerate
 CDL Hotels International, Ltd .......................100,000             35,205           34,115          0.2

   Investment holding company
 Hutchison Whampoa, Ltd ...............................21,000            121,499           194,647         1.1
                                                                       ---------          ---------      ----
   Property and shipping related services
 Total Conglomerate .........................................            156,704           228,762         1.3
                                                                       ---------          ---------      -----

 Electrical and Electronics
 Johnson Electric Holdings, Ltd .......................13,000             31,832           62,758          0.4
                                                                       ---------          ---------      ----
   Micromotors used in automobile components

 Real Estate
 Cheung Kong Holdings, Ltd ............................10,000             89,179           83,356          0.5
   Property development

                                                  See notes to financial statements




                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS -(Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)


                                                                                                         % of
                                                                                          Market          Net
                                                       Shares             Cost             Value        Asset
                                                       ------             ----            -------       -----

 New World Development Co., Ltd .......................20,000          $ 100,342          $ 43,770        0.
 Property development
 Sun Hung Kai Properties, Ltd .........................10,000            99,462             76,275        0.
                                                                       ---------          ---------      ----
 Property development
 Total Real Estate ....................................                 288,983            203,401        1.
                                                                       ---------          ---------      ----
 Telecommunications
 Cable & Wireless HKT, Ltd . ..........................40,800            78,909             89,028        0.
                                                                       ---------          ---------      ----
 Telecommunications
 Utilities
 CLP Holdings, Ltd . ..................................20,000           102,513             93,976        0.
                                                                       ---------          ---------      ----
 Generates and supplies electricity

TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES.......                 701,724            785,322        4.
                                                                       --------           ---------      ----

 MALAYSIAN EQUITY SECURITIES

 Banking

 Malayan Banking Berhad . .............................20,000            36,732             62,105        0.
                                                                       ---------          ---------      ----
 Banking and financial services
 Conglomerate
 101 Corporation Berhad ...............................70,000            52,430             33,711        0.
 Oil palm, rubber, and cocoa
 Sime Darby Berhad ....................................10,000            23,946             11,579        0.
 Manufacturing, trading, banking, property,
 and heavy equipment

 UMW Holdings Berhad ..................................45,000            76,422             71,644        0.
                                                                       ---------          ---------      ----
 Investment holding company
 Total Conglomerate ...................................                 152,798            116,934        0.
                                                                       ---------          ---------      ----
 Construction
 IJM Corporation Berhad ...............................70,000            37,672             52,132        0.
                                                                       ---------          ---------      ----
 Civil engineering contracts
 Gaming
 Berjaya Sports Toto Berhad ...........................11,000            30,560             23,303        0.
                                                                       ---------          ---------      ----
 Forecast games
 Telecommunications
 Telekom Malaysia Berhad     ..........................10,000            31,009             25,921        0.
                                                                       ---------          ---------      ----
 Telecommunications
 Utilities
 Tenaga Nasional Berhad ...............................42,000           129,926             86,211        0.
                                                                       ---------          ---------      ----
 Power supplier
TOTAL INVESTMENTS IN MALAYSIAN EQUITY SECURITIES.......                 418,697            366,607        2.

                                                                       ---------          ---------      ----
                                                  See notes to financial statements





                                                       PACIFIC BASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS- (Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)

                                                                                                         % of
                                                                                          Market          Net
                                                       Shares             Cost             Value        Asset
                                                       ------             ----            -------       -----
 NEW ZEALAND EQUITY SECURITIES

 Forest Products and Paper

 Carter Holt Harvey ...................................21,000          $ 39,303           $ 25,309      0.2
   Paper and wood products                                             --------           --------      ---

 Telecommunications

 Telecommunications Corp. of New Zealand ..............10,000            28,464             39,466        0.2
                                                                         ------            -------       ----
   Telecommunications
TOTAL INVESTMENTS IN NEW ZEALAND EQUITY SECURITIES                       67,767             64,775        0.4
                                                                         ------            -------       ----

 SINGAPORE EQUITY SECURITIES

 Airlines

 Singapore Airlines ...................................12,000           111,681            117,176        0.7
   International airline                                                -------           --------        ---

 Banking
 DBS Group Holdings, Ltd ..............................26,827           213,770            299,831        1.8
   International bank                                                   -------           --------        ---

 Conglomerate
 Keppel Corp., Ltd ....................................16,750            55,534             48,871        0.3
   Shipyards, properties, financial services
   and engineering
 Singapore Technologies Engineering, Ltd . ............35,000            37,907             44,676        0.2
   Production, upgrade, and maintenance                                 -------           --------        ---
   of engineering products
 Total Conglomerate ......................................               93,441             93,547        0.5
                                                                        -------           --------        ---
 Miscellaneous Manufacturing
 Venture Manufacturing (Singapore), Ltd ................5,000            18,511             43,529        0.3
   Contract manufacturing for electronics companies                     -------           --------        ---

 Publishing and Printing
 Singapore Press Holdings, Ltd ..........................3,600            49,982             56,753       0.3
   Newspapers and magazines                                             -------           ---------       ---

 Real Estate
 City Development, Ltd . ..............................11,000            84,534             55,971        0.3
   Property development
 DBS Land, Ltd . ......................................23,000            37,676             42,753        0.3
   Property investment and development                                   ------             ------        ---
 Total Real Estate .......................................              122,210             98,724        0.6
                                                                        -------             ------        ---

 Telecommunications
 Singapore Telecommunications, Ltd . ..................39,000            65,601             71,118        0.4
   Basic telecommunications and postal services                         -------             ------        ---
TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES                        675,196            780,678        4.6
                                                                        -------             ------        ---
TOTAL INVESTMENTS IN EQUITY SECURITIES ................              12,180,355       $ 16,192,371       95.2
                                                                     ----------       ------------        ---

                                                 See notes to financial statements







                                                      PACIFIC 13ASIN PORTFOLIO
                                                SCHEDULE OF INVESTMENTS -(Continued)
                                                          SEPTEMBER 30,1999
                                                             (Unaudited)

                                                                                                                % of
                                                                 Principal                         Market        Net
                                                                  Amounts          Cost             Value        Asset
                                                                 ----------        ----            ------        -----
 INVESTMENTS IN FOREIGN CURRENCIES

 Australian Dollar
 Westpac Banking Corporation, Sydney 4.25%-interest
   bearing call account ..........................................AUD390,632      $ 255,466         $ 254,985       1.5

 Japanese Yen
 The Fuji Bank, Limited, Tokyo non-interest
   bearing call account ..........................................JPY384,888          3,629             3,605       0.0

 Malaysian Ringgit
 Standard Chartered Bank Malaysia Berhad, Kuala Lampur
   non-interest bearing call account .............................MYR576,456        151,699           151,699       0.9

 Singapore Dollar
 Development Bank of Singapore Ltd. non-interest
   bearing call account ..........................................SGD204,245        119,651           120,144       0.7
                                                                                   --------         ---------      ----
 TOTAL INVESTMENTS IN FOREIGN CURRENCIES .................................          530,445           530,433       3.1
                                                                                    --------         ---------      ----
 INVESTMENTS IN SHORT-TERM SECURITIES
 State Street Bank and Trust Company, interest bearing
   call account 4.75% due 10/1/99 ...................................951,185        951,185           951,185       5.6
                                                                                   --------         ---------      ----
 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ..............................          951,185           951,185       5.6
                                                                                   --------         ---------      ----
 TOTAL INVESTMENTS .......................................................       13,661,985        17,673,989     103.9
 LIABILITIES IN EXCESS OF OTHER ASSETS, NET ..............................         (618,388)         (658,771)     (3.9
                                                                                   --------         ---------      ----
 NET ASSETS ..............................................................     $ 13,043,597      $ 17,015,218     100.0
                                                                               =============     =============    =====
FORWARD FOREIGN CURRENCY CONTRACT
---------------------------------





                                                                Cost            Delivery        Maturity          Unrealized
                                                           (Local Currency       Value            Date           Depreciation
                                                            --------------      ---------       ---------        ------------
    U.S. Dollars-Long Contract ..................JPY         $90,854,720        $848,000         12/9/99          ($12,211)
                                                             ===========        ========                          ========


      Portfolio securities and foreign currency holdings were translated at the following exchange rates as of September 30, 1999.

        Australian Dollar                AUD.                1.532=$1.00
        Hong Kong Dollar                 HKD.                 7.77=$1.00
        Japanese Yen                     JPY.              106.780=$1.00
        Malaysian Ringgit                MYR.                3.800=$1.00
        New Zealand Dollar               NZD.                1.933=$1.00
        Singapore Dollar                 SGD.                1.700=$1.00

                            See notes to financial statements





                                                       PACIFIC BASIN PORTFOLIO
                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          SEPTEMBER 30,1999

                                                             (Unaudited)

 ASSETS:

 Investments in securities, at market value (cost -$12,180,355) ........................................$ 16,192,371
 Investments in short-term securities, at market value (cost-$951,185) .....................................951,185
 Investments in foreign currency, at market value (cost-$530,445) ...........................................530,433
 Receivable for capital stock sold ...........................................................................80,523
 Receivable for dividends and interest, net of withholding taxes .............................................47,159
                                                                                                            --------
 Total Assets ............................................................................................17,801,671
                                                                                                            --------
 LIABILITIES:

 Payable for investments purchased ..........................................................................680,352
 Payable for capital stock redeemed ..........................................................................39,161
 Unrealized depreciation on foreign currency contract ........................................................12,211
 Other accrued expenses ......................................................................................54,729
                                                                                                            --------
 Total Liabilities ..........................................................................................786,453
                                                                                                            --------
 NET ASSETS:

 Capital stock (Class A shares-par value of 667 shares of capital stock outstanding, authorized 50,000,000 par value $0.10 each) ........................................................67
 Capital stock (Class B shares-par value of 706 shares of capital stock outstanding, authorized 50,000,000 par value $0.10 each) ........................................................71

 Capital stock (Class Z shares-par value of 1,129,284 shares of capital stock outstanding, authorized 50,000,000 par value $0.10 each) ....................................................112,928
 Paid-in capital ..........................................................................................16,527,271
 Accumulated net realized loss on investments and foreign currency transactions ..........................(3,571,016)
 Unrealized net appreciation on investments and foreign exchange ...........................................3,971,621
 Accumulated net investment loss ............................................................................(55,724)
                                                                                                        ------------
 Net Assets .............................................................................................$ 17,015,218
                                                                                                        =============
                                                                                     Class A         Class B    Class Z
                                                                                     -------         -------    -------
      Net asset value and redemption price per share outstanding ....................$15.05          $15.05     $15.05

      Maximum sales charge (for Class A: 5.75% of offering price;

      6.10 % of net asset value per share) ............................................0.92            0.00*      0.00
                                                                                      -----          ------     ------
      Maximum offering price per share outstanding ..................................$15.97          $15.05     $15.05
                                                                                     ======          ======      =====
*Class B shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge on redemption of shares.

                                                 See notes to financial statements






                                                       PACIFIC BASIN PORTFOLIO

                                                       STATEMENT OF OPERATIONS

                                             FOR THE SIX MONTHS ENDED SEPTEMBER 30,1999

                                                             (Unaudited)

 INCOME:

 Dividend income (less $2,724 withholding taxes) ...........$134,850
 Interest income .............................................18,737
                                                              ------
 Total Income ......................................................            $  153,587
 EXPENSES:

 Management fee ..............................................56,241
 Custodian fee ...............................................40,077
 Legal fees ..................................................30,012
 Transfer agency fee .........................................25,071
 Auditing and tax reporting fees .............................25,071
 Shareholder reports .........................................25,071
 Directors' fees and expenses ................................20,092
 Registration fees ............................................7,503
 Insurance ....................................................1,647
 Distribution fees (Class A) ......................................1
 Distribution fees (Class B) ......................................2
 Miscellaneous ................................................2,742
                                                             -------
 Total Expenses .............................................233,530
 Expense reimbursement .......................................(70,36)
                                                             -------
 Net Expenses ......................................................               163,161
                                                                                   -------
 INVESTMENT LOSS-NET ...............................................               ($9,574)
                                                                                   --------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
 Realized gain on investments and foreign currency transactions:

 Net realized gain on investments ...............................................1,205,474
 Net realized gain on foreign exchange ..........................................   18,036
                                                                                 ---------
 Net realized gain on investments and foreign exchange ..........................1,223,510
                                                                                 ---------
 Change in unrealized appreciation on translation of investments, foreign currencies, other assets and liabilities denominated in foreign currencies .....1,154,551
 Change in net unrealized appreciation on investments ...........................1,438,443
                                                                                 ---------
 Net realized and unrealized gain on investments and foreign exchange transactions ...................................................................3,816,504
                                                                                 ---------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................3,806,930
                                                                                 =========
                                            See notes to financial statements






                                                       PACIFIC BASIN PORTFOLIO
                                                 STATEMENT OF CHANGES IN NET ASSETS



                                                                       For the Six Months Ended
                                                                          Septemeber 30, 1999       For the Year Ended
                                                                             (unaudited)              March 31, 1999
                                                                                                      --------------

FROM INVESTMENT ACTIVITIES:

 Net investment loss ....................................................       $ (9,574)                  $ (38,716)
 Net realized gain (loss) on investments ...............................        1,205,474                   (406,874)
 Net realized gain (loss) on foreign currencies ........................           18,036                   (821,426)
 Change in unrealized appreciation on investments
 and foreign currencies ................................................        2,592,994                   2,256,686
                                                                                ---------                   ---------
 Increase in net assets derived from investment activities .............        3,806,930                     989,670
                                                                                ---------                   ---------
 FROM CAPITAL SHARE TRANSACTIONS:

 Proceeds from continuous offering (Class A) ...........................            9,707                           -
 Proceeds from continuous offering (Class B) ...........................           10,286                           -
 Proceeds from continuous offering (Class Z) ...........................        2,987,330                     819,459
 Net asset value of shares issued to shareholders on reinvestment

 of dividends and distributions ........................................                -                           -
 Cost of shares redeemed (Class A)......................................                -                           -
 Cost of shares redeemed (Class B)......................................                -                           -

 Cost of shares redeemed (Class Z) .....................................      (2,524,109)                  (2,819,804)
                                                                              ----------                   ----------
 Increase (decrease) in net assets derived from
 capital share transactions ............................................          483,214                 (2,000,345)
                                                                              -----------                  ----------
 Net increase (decrease) in net assets .................................        4,290,144                 (1,010,675)
 NET ASSETS:

 Beginning of period ...................................................       12,725,074                  13,735,749
                                                                             ------------                ------------
 End of period .........................................................     $ 17,015,218                $ 12,725,074
                                                                             ============                =============



                                                                                  For the Six Months Ended
                                                                                      September 30, 1999        For the Year Ended
 SHARE ACTIVITY:                                                                        (unaudited)                 March 31, 1999
                                                                                  ------------------------      -------------------

                                                                               Class A    Class B      Class Z           Class Z
                                                                               shares     shares        shares           shares*
                                                                               -------    -------      -------           --------

 Shares offered on continuous offering...................................        667        706        220,886            80,343
      Shares issued to shareholders on reinvestment of net investment
      income and realized gain on investments ...........................          -          -              -                 -
      Shares redeemed during the year ...................................          -                 (185,401)         (280,750)
                                                                                 ----       ----    ----------      -----------
      Net shares subscribed (redeemed) during the period ................         667        706        35,485         (200,407)
      Shares outstanding at beginning of period .........................          -          -      1,093,799         1,294,206
                                                                                 ----       ----    ----------      -----------
      Shares outstanding at end of period ...............................         667        706     1,129,284        1,093,799
                                                                                 ====       ====    ==========      ===========
      Total .............................................................                            1,130,657        1,093,799
                                                                                                    ==========      ===========

--------------
    *Class Z shares were the only class share offered during the year ended March 31, 1999.


                                                 See notes to financial statements






                                                PACIFIC BASIN PORTFOLIO

                                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     Nomura Pacific Basin Fund, Inc. (the "Corporation") is a series company currently offering one portfolio, the Pacific Basin Portfolio (the "Fund"). The investment objective of the Fund is to seek long-term capital appreciation by primarily investing in equity securities of corporations domiciled in Far Eastern or Western Pacific ("Pacific Basin" countries. The Corporation is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation was incorporated in Maryland on March 14, 1985. The Fund currently offers three classes of shares, Class A shares, whose distribution commenced August 2, 1999 are generally offered at net asset value plus an initial sales charge and bear certain expenses related to the shareholder services and distribution associated with such shares. Class B shares, whose distribution commenced August 2, 1999, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. In addition, Class B shares bear certain expenses related to shareholder services and distribution associated with such shares and may be subject to lower shareholder services and distribution expenses when they are converted to Class A shares after eight years. Class Z shares are the original no load shares of the Fund, whose distribution commenced July 8, 1985. Class Z shares are not subject to either an initial sales charge or ongoing shareholder services and distribution expenses. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities- Investments traded on the stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at September 30, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Financial Instruments with Off-Balance Sheet Risk-At September 30, 1999, the Fund had outstanding one forward foreign currency exchange contract ("for ward contract") in order to hedge against changes in the Japanese exchange rate. The forward contract involves elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying forward contracts. Risks may arise as a result of the potential inability of the counterparty to meet the terms of the contracts.

     (d) Security Transactions, Investment Income, Distributions to Shareholders -Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.

     (e) Capital Account Reclassification -For the year ended March 31, 1999, the Fund's accumulated net investment loss and paid-in-capital were decreased by $78,567 and $37,882, respectively, with an offsetting increase in accumulated net realized loss of $40,685. This adjustment was primarily the result of the reclassification of net foreign currency gains and losses, a net operating loss, and the sale of investments in passive foreign investment companies.

     (f) Income Taxes - A provision for United States income taxes has not been made since it is the intention of by the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.

     (g) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     2. MANAGEMENT AGREEMENT AND TRANS ACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and is necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company Nomura Asset Management Co., Ltd. ("NAM") and Nomura Asset Management Singapore Limited ("NAM Singapore") to act as investment advisors for the Fund. On July 30, 1999, the Corporation terminated its Distribution Agreement with Nomura Securities International, Inc. and entered into a new Distribution Agreement with Funds Distributor, Inc.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1 % of the Fund's average daily net assets. For services performed, NAM, NAM-Singapore receive a monthly fee from the Manager at the annual rates of .26125 of 1 % and .0275 of 1 %, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $56,241 for the six months ended September 30, 1999 (see voluntary expense reimbursement arrangement as described below). For the six months ended September 30, 1999, the Manager informed the Fund that no payments were made to NAM and NAM-Singapore, due to the voluntary expense reimbursement arrangement. At September 30, 1999, the fee payable to the Manager, the Fund, was $0.

     Effective August 2, 1999, the Manager has contractually agreed, through the end of the Fund's fiscal year on March 31, 2000, to limit the annual operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) of each of the Fund's classes as follows: Class A-1.90%, Class B-2.65% and Class Z-1.65% of average net assets. For the period April 1, 1999 to August 1, 1999 the Manager agreed to reimburse the Fund's Class Z shares (only Class share available for sale during that period) in any amount necessary to prevent the ordinary operating expenses from exceeding in any fiscal year 2.5% of the Class Z shares first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Under the reimbursement arrangement, the Fund has recorded expense reimbursement of $70,369 for the six months ended September 30, 1999. This voluntary reimbursement arrangement may be terminated for subsequent fiscal years. Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd., the Manager's indirect parent, earned $1,004 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1999. The Fund pays fees to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $20,092 for the six months ended September 30, 1999.

     Distribution fees-The Corporation on July 30, 1999 entered into a new Distribution Agreement with Funds Distributor, Inc. (the "Distributor"). The Corporation has adopted a Distribution Plan (the "Plan") in accordance with the provisions oil Rule 12b-1 under the Investment Company Act of 1940.

     Pursuant to the Class A shares Plan, the Distributor receives a monthly fee, at the annual rate of 0.25% of the average aggregate net asset value of the Class A shares of the Fund outstanding during the month, which is an expense of the Class A shares for distribution or other service activities as designated by the Distributor.

     Pursuant to the Class B shares Plan, the Distributor receives a monthly distribution fee, which is an expense of Class B shares, at the annual rate of 0.75% of the aver age aggregate net asset value of the Class B shares of the Fund outstanding during the month. The Plan provides that Class B shares of the Fund also incur a service fee for ongoing shareholder servicing and account maintenance, which is an expense of Class B shares, at the annual rate of 0.25% of the average aggregate net asset value of Class B shares of the Fund outstanding during the month.

     3. PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments for the six months ended September 30, 1999, exclusive of investments in foreign currencies and short term securities, were $6,984,246 and $6,473,800 respectively.

     As of September 30, 1999, net unrealized appreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $4,012,016 of which $4,404,467 related to appreciated securities and $392,451 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at September 30, 1999 for Federal income tax purposes was $12,180,355. The Fund has a capital loss carry forward as of March 31, 1999 of $4,682,269 of which $1,907,538 expires March 31, 2006 and
$2,774,731 expires March 31, 2007. which expires March 31, 2006.

     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $14,129 and currency losses of $0 to the taxable year ending March 81, 2000.




FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                    August 2, 1999 (commencement
                                                       of Class share offering)
                                                       through September 30, 1999
                                                              (unaudited)                For the Six
                                                   ------------------------------        Months Ended
                                                          Class A    Class B           September 30,1999
                                                           shares     shares              (unaudited)
                                                          --------   -------           -----------------
 Net asset value, beginning of period: ................      $13.95     $13.95              $11.63
                                                          ---------  ---------         -----------------

   Income from investment operations:
 Net Investment income (loss) .........................       0.08+      0.08+               (0.01)+
 Net realized and unrealized gain (loss)
 on investments and foreign currencies ................       1.02+      1.02+                3.43+
                                                          ---------   --------            ----------
 Total from investment operations .....................       1.10+      1.10+                3.42+
 Distributions to shareholders from:

 Net investment income ................................
 Net realized capital gains ...........................
 Total distributions ..................................         -         -                    -
 Net asset value, end of period .......................      $15.05    $15.05               $15.05
                                                             ======    ======               ======
 Total investment return ..............................        8.4%      8.4%                29.4%
Ratio to average net assets/supplemental data:

  Net assets, end of period (000) ....................          $10       $10              $16,995
  Operating expenses, net of
  reimbursement ......................................         0.12%*    0.11%*               2.18%*
  Total expenses .....................................         0.12%*    0.11%*               3.12%*
  Net investment income (loss) .......................         1.24%*    1.24%'              (0.13%)
  Portfolio turnover .................................         46%         46%                   46%

+Based on average shares outstanding.

*Annualized



                                                                                             Class Z shares
                                                                                       For the Year Ended March 31,
                                                                  ----------------------------------------------------------

                                                                 1999          1998         1997        1996        1995
                                                                 -----         -----        ----        ----        ----

 Net asset value, beginning of period: ................          $10.61        $13.76      $16.52       $15.07      $18.07

   Income from investment operations:
 Net Investment income (loss) .........................           (0.03)+       (0.07)+     (0.14)+     (0.04)+      (0.01)+
 Net realized and unrealized gain (loss)
 on investments and foreign currencies ................            1.05+        (3.01)+     (0.87)+      2.07+       (0.74)+
                                                                   -----        -------     -------      ------      -------
 Total from investment operations .....................            1.02+        (3.08)+     (1.01)+      2.03+       (0.75)+
 Distributions to shareholders from:

 Net investment income ................................             -           (0.04)      (0.28)
 Net realized capital gains ...........................             -           (0.03)      (1.47)      (0.58)       (2.25)
                                                                   ----         ------      -------     ------       -----
 Total distributions ..................................             -           (0.07)      (1.75)      (0.58)       (2.25)
                                                                   ----         ------      -------     ------       -----
 Net asset value, end of period .......................          $11.63        $10.61      $13.76       $16.52      $15.07
                                                                 =======       =======     ========     =======     =======
 Total investment return ..............................            9.6%        (22.4%)      (6.9%)       13.7%       (4.2%)
ratio to average net assets/supplemental data:

  Net assets, end of period (000) ....................          $12,725       $13,736     $22,128       34,022     $42,684
  Operating expenses, net of
  reimbursement ......................................             2.50%         2.49%       2.21%       1.78%        1.38%
  Total expenses .....................................             3.35%         2.91%       2.21%       1.78%        1.38%
  Net investment income (loss) .......................            (0.33%)       (0.55%)     (0.87%)     (0.28%)       (0/07%)
  Portfolio turnover .................................               48%           45%         62%         45%           49%
  -------------------------
 +Based on average shares outstanding.
 *Annualized









                                          -----------------------------
BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS

Nobuo Katayama, President                            NOMURA

Keisuke Haruguchi, Vice President                 Pacific Basin
David G. Stoeffel, Vice President
John F. Wallace, Vice President                      Fund, Inc.

John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                      Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISORS
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road

Singapore 049909                                 SEMI-ANNUAL REPORT

DISTRIBUTOR
Funds Distributor, Inc.
60 State Street

Boston, Massachusetts 02109                      SEPTEMBER 30, 1999

CUSTODIAN AND SHAREHOLDER SERVICING AGENT

State Street Bank and Trust Company
P.O. Box 8500
North Quincy, Massachusetts 02171-8500

COUNSEL                                               [LOGO]

Brown & Wood LLP
One World Trade Center

New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936



This Report, is not to be construed
as an offering for the sale of
shares of Pacific Basin Portfolio a
series company of Nomura Pacific
Basin Fund, Inc., or as a
solicitation of an offer to buy any
such shares, unless accompanied by
an effective prospectus setting
forth both details of the Fund and
other material information.

The Financial Statements including
the Schedule of Investments, have
not been examined by the Fund's
independent accountants,
PricewaterhouseCoopers LLP, and
accordingly, they express no
opinion thereon.

                         -----------------------------